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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 AUGUST 1, 1997
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                                 Date of Report
                        (Date of earliest event reported)

                                ECOS GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    COLORADO                         0-16322                     84-1061207
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(State or other                 (Commission File               (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)

1000 SOUTHERN BOULEVARD, SUITE 200, WEST PALM BEACH, FLORIDA            33405
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         (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 835-0990
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ITEM 5            OTHER EVENTS

         On August 1, 1997 Raimundo Lopez-Lima Levi resigned from the Company's Board of Directors as a Director of the common shareholders and as the chairman of the Audit Committee.

         On August 25, 1997 David C. Langle resigned as the Company's Chief Financial Officer for personal reasons. Mr. Langle joined the Company's remediation division, American Remedial Technologies, Inc., ("American Remedial") in May 1995 as its Vice President/Finance and Controller and was appointed as the Company's Chief Financial Officer in July 1996 subsequent to the Company's acquisition of American Remedial. Mr. Langle has offered his services on an interim basis to assist the Company in the transition of his replacement. In the interim Michael G. Baker, the Company's Vice President and Corporate Secretary, will assume the Chief Financial Officer duties until a successor is named.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ECOS GROUP, INC.

August 28, 1997                           By: /s/ Enrique A. Tomeu
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                                          Enrique A. Tomeu
                                          President & Chief Executive Officer


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